UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d)

of The Securities Exchange Act of 1934

February 25, 2014

Date of Report (Date of earliest event reported)

PennantPark Investment Corporation

(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

212-905-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 25, 2014, PennantPark Investment Corporation (the “Company”) held a reconvened annual meeting of stockholders (the “Annual Meeting”) and submitted one matter to the vote of stockholders. The proposal is described in detail in the Company’s definitive joint proxy statement filed with the Securities and Exchange Commission on December 5, 2013. As of December 9, 2013, the record date, 66,546,734 shares of common stock were eligible to vote. A summary of the matter voted upon by the stockholders is set forth below.

Proposal 1. Due to the absence of the affirmative vote of a majority of the outstanding shares of common stock, the named proxies for the Company’s stockholders approved an adjournment of the Annual Meeting to allow the polls to remain open until 9:30 a.m. on March 18, 2014 for the proposal to elect two Class I directors of the Company, each of whom will serve until the 2017 Annual Meeting, or until his successor is duly elected and qualifies or until his earlier resignation, removal from office, death or incapacity. The Annual Meeting will be reconvened at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, on March 18, 2014, at 9:30 a.m.

On February 25, 2014, the Company held a reconvened special meeting of stockholders (the “Special Meeting”) and submitted one matter to the vote of the stockholders. The proposal is described in detail in the Company’s definitive joint proxy statement filed with the Securities and Exchange Commission on December 5, 2013. As of December 9, 2013, the record date, 66,546,734 shares of common stock were eligible to vote. A summary of the matter voted upon by the stockholders is set forth below.

Proposal 1. Due to the absence of the affirmative vote of a majority of the outstanding shares of common stock, without affiliates, the named proxies for the Company’s stockholders approved an adjournment of the Special Meeting to allow the polls to remain open until 10:00 a.m. on March 18, 2014 for the proposal to authorize flexibility for the Company, with the approval of its Board of Directors, to sell shares of its common stock during the next 12 months, at a price below its then current net asset value per share, subject to certain limitations as described in the definitive joint proxy statement. The Special Meeting will be reconvened at the offices of Dechert LLP, located at 1095 Avenue of the Americas, New York, New York, on March 18, 2014, at 10:00 a.m.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PennantPark Investment Corporation

Date: February 28, 2014	/s/ AVIV EFRAT
Aviv Efrat
Chief Financial Officer & Treasurer